Lonestar Resources US, Inc. First Quarter 2018 Conference Call May 14, 2018 Exhibit 99.2

Forward-Looking Statements Safe Harbor & Disclaimer Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about our business strategy and operations; discovery and development of crude oil, natural gas liquid (“NGL”) and natural gas reserves; drilling and completion of wells; and cash flows, liquidity, and availability and terms of capital. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Registration Statement on Form 10, as amended and filed with the Securities and Exchange Commission, or the SEC, on June 9, 2016, as well as other documents that we may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about performance expectations related to our assets and technical improvements made thereto; drilling and completion of wells; and other statements regarding our business strategy and operations. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March, 29, 2018 our Quarterly Reports on Form 10-Q filed with the SEC, as well as other documents that we have filed and may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Quarterly Highlights

1Q18 Production by Product



Oil 74%
NGL's 12%
Gas 14%

Product	Volume
Crude Oil	5,740 bbl/d
NGL's	965 bbl/d
Natural Gas	6,435 Mcf/d
Total	**7,777 Boe/d**

First Quarter 2018 Highlights
- Production increased 48%, year-over-year to 7,777 Boe/d
- Lease Operating Expenses back down to $5.92/Boe
- Adjusted EBITDAX increased 103%, year-over-year to $23.4 million

Financial Improvement is Significant And Accelerating
- Refinanced 8 ¾% Notes due April 2019. No Unsecured Maturities until 2023
- Extended Maturity on Senior Secured Facility from October, 2018 to June, 2020
- LQA Debt / EBITDAX has been reduced from 5.4x in 2Q17 to 3.4x in 1Q18
- Lonestar expects significant increase in Borrowing Base in May

2018 New Drills Are Performing Well…
- Hawkeye (Gonzales County)- outperforming 3rd Party projections by 16% through 90 days.
- Horned Frog (LaSalle County)- Max 30 day rates averaged 2,155 Boe/d
- Georg (Karnes County)- flowback started May 7th, early avg. rates >1,250 Boe/d (89% oil)

…And Net Production Is Ramping Quickly, Increasing 2Q18 Guidance…
- April 2018 Production- exceeded 10,000 Boe/d for first time in Lonestar's history
- 2Q18 Production Guidance- 10,000 to 10,500 Boe/d (up 29% to 35% vs. 1Q18)
- 2Q18 EBITDAX Guidance- $27.0 MM to $29.0 MM (up 15% to 24% vs. 1Q18)

…And Increasing Full-Year 2018 Guidance…
- 2018 Production Guidance- Increasing from 10,000 - 10,700 Boe/d to 10,300 - 11,000 Boe/d
- 2018 EBITDAX Guidance- Increasing from $100 MM - $110 MM to $110 - $125 MM

…With Energy Services Locked Up To Execute
- Rigs Under Contract to Drill 2018 Capital Program, with optionality to expand
- Dedicated Frac Spread Up and Running

Executing Plan to Deliver Value to Shareholders
- Implement Geo-Engineered Completion Strategy to Drive Production Results & Returns
- Increase Scale of Business to Expand Margins and Increase Profitability
- Expand Borrowing Base While Rapidly Improving Debt Metrics

= Increase Asset Value and Equity Valuation

3

Key Financial Highlights

Financial Commentary

1Q18 Volumes Up 48% to 7,777 Boe/d

- **Only 2 Completions Contributed Materially**
  - *Hawkeye #1H & #2H (Gonzales County)*
    - Onstream January, 2018
    - 2.0 gross / 1.8 net wells
- **Horned Frog Wells Provided Strong Exit to 1Q18**
  - *Horned Frog G#1H & H#1H (LaSalle County)*
    - Commercial production started March 21, 2018
    - 2.0 gross / 2.0 net wells
- **April production exceeded 10,000 Boe/d**

Product Pricing Improved 41%...

- **Oil and Gas Prices Both Improved**
  - *Oil price differentials were* ***+$1.31/bbl*** *vs. WTI*
    - Oil price increased $14.65 vs. 1Q17
    - Better benchmark pricing
    - Better LLS spreads
- **Revenue per Boe Increase Outpaced Improvement in Benchmark Pricing**
  - *Higher mix of crude oil in 1Q18 production volumes augmented Revenues per Boe*

Per-Unit Cash Expenses Remain Stable…

- **LOE- $5.92 per Boe, up 5%, but down 23% Q-O-Q**
- **G,P&T- $0.63 per Boe, up 2%**
- **Taxes- $3.09 per Boe, up 41%**
- **G&A- $4.24 per Boe, down 19%**
- **Int. Exp.- $11.72 per Boe, up 25%**

…Increasing Cash Margins 89% in 1Q18

- **Revenues per Boe- $52.42, up 41%**
- **Expenses per Boe- $25.76, up 12%**
- **Cash Margin per Boe- $26.66, up 89%**

Daily Production

Product	1Q17	Mix	1Q18	Mix
Crude Oil	3,250	62%	5,740	74%
NGL's	927	18%	965	12%
Natural Gas	6,528	21%	6,435	14%
Total	**5,266**	**100%**	**7,777**	**100%**

Product Pricing / Revenues

	$MM			$ / Boe		
Product	1Q17	1Q18	Chg.	1Q17	1Q18	Chg.
Crude Oil	$14.5	$33.2	+129%	$49.53	$64.18	+30%
NGL's	$1.7	$1.7	+4%	$20.02	$19.97	(0%)
Nat. Gas	$1.5	$1.8	+24%	$2.48	$3.12	+26%
Total	**$17.6**	**$36.7**	**+108%**	**$37.18**	**$52.42**	**+41%**

Cash Expenses[1]

	$MM			$ / Boe		
Expense	1Q17	1Q18	Chg.	1Q17	1Q18	Chg.
LOE	$2.7	$4.1	+56%	$5.62	$5.92	+5%
G,P&T[2]	$0.3	$0.5	+50%	$0.62	$0.63	+2%
Taxes	$1.0	$2.2	+109%	$2.19	$3.09	+41%
G&A[3]	$2.5	$3.0	+19%	$5.26	$4.24	(19%)
Int. Exp.[4]	$4.4	$8.2	+85%	$9.38	$11.72	+25%
Total	**$10.9**	**$18.0**	**+65%**	**$23.07**	**$25.76**	**+12%**
Cash Margin	**$6.7**	**$18.7**	**+179%**	**$14.11**	**$26.66**	**+89%**

[1] Cash Operating Costs are controllable expenses incurred by the Company

[2] G,P&T – Gathering, processing and transportation expense

[3] Excludes stock based compensation

[4] Excludes amortization of debt issuance cost, premiums & discounts

4

Big Things Come in Small Packages EBITDAX1 Per Boe (Unhedged) 1Q18 Lease Operating Expenses Per Boe 1 Reported Adjusted EBITDAX excluding hedge losses or gains

Rapidly Improving Financial Metrics Debt / Adjusted EBITDAX Average Daily Production vs. Annualized Adjusted EBITDAX1 1 Annualized Adjusted EBITDAX is reported quarterly Adjusted EBITDAX multiplied by 4

Gonzales County Performance Update

Cyclone Hawkeye Area Update

- In May 2016, LONE placed the Cyclone #9H & #10H wells online (42% WI / 33% NRI)
  - Avg. Lat Length- 6,685' lateral with 1,518 #/ft proppant (with diverters)
    - *Avg. Test Rate-* 614 Boe/d
    - *Avg. Max-30 rate-* 504 Boe/d
    - *Avg. 24 Mos. Cum-* >127,000 bbls
- In July, 2017 LONE placed Cyclone #4H & #5H wells online (100% WI / 78.5% NRI)
  - Avg. Lat Length- 8,996' lateral with 1,820 #/ft proppant (with diverters)
    - *Avg. Test Rate-* 755 Boe/d
    - *Avg. Max-30 rate-* 653 Boe/d
    - *Avg. 10 Mos. Cum-* >104,000 bbls
- In September 2017, Lonestar placed Cyclone #26H & #27H wells online (100% WI / 78.5% NRI)
  - Avg. Lat Length- 8,315' lateral with 1,526 #/ft proppant (with diverters)
    - *Avg. Test Rate-* 846 Boe/d
    - *Avg. Max-30 rate-* 709 Boe/d
    - *Avg. 7 Mo. Cum-* 85,800 bbls
- In September 2017, Lonestar placed Hawkeye #1H & #2H wells online (87.5% WI / 64.2% NRI)
  - Avg. Lat Length- 9,645' lateral with 1,838 #/ft proppant (with diverters)
    - *Avg. Test Rate-* 1,115 Boe/d
    - *Avg. Max-30 rate-* 938 Boe/d
    - *Avg. 3 Mo. Cum-* 63,700 bbls

Cumulative Production vs. Time- Cyclone Wells vs. Offsets



Cumulative Production (MBbls)
150
125
100
75
50
25
0
Months
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
Hawkeye #1H & #2H
Cyclone #26H #27H
Cyclone #4H #5H
Cyclone #9H #10H
Deeper
Shallower
On-Strike
Cyclone 9H
Cyclone 10H
Cyclone 4H
Cyclone 5H
Cyclone 26H
Cyclone 27H
Hawkeye 1H
Hawkeye 2H

7

Gonzales County Performance Update Cyclone / Hawkeye Area (30, 60, 90-day Oil Production Comparison) Third Party Forecast Third Party Forecast Third Party Forecast Outperformed Avg. Cyclone well by 28% Outperformed best Cyclone well by 19% Outperformed Third Party Type Curve by 16% Results to Date

La Salle County Performance Update Horned Frog 3-Stream Production vs. Horned Frog Offsets Horned Frog Oil Production vs. Horned Frog Offsets

La Salle County Performance Update

LONESTAR RESOURCES

Horned Frog Eagle Ford Offset – 30-Day IP / 1,000 Ft



2,000
1,750
1,500
1,250
1,000
750
500
Proppant Concenration (#/ft)
0
50
100
150
200
250
30-Day IP (BOEPD / 1,000' Lateral)
H1H
G1H
B1H
A1H
LONE Wells
Vintage Completions
Modern Completions

Horned Frog Area Update

- In March 2018, LONE placed the Horned Frog G#1H & H#1H wells online (100% WI / 80% NRI)
  - Avg. Lat Length- 11,362' lateral with 1,650 #/ft proppant (with diverters)
    - *Previous Test Rate-* 2,138 Boe/d
    - *Avg. Max-30 rate-* 2,155 Boe/d
    - *Avg. Max 30 rate by product-* 447 bbls/d Oil / 618 bbls/d NGL's / 6,542 Mcf/d gas

- In May, 2018 LONE reached total depth on Horned Frog NW #2H and #3H (100% WI / 75% WI)
  - Est. Avg. Lat Length- 7,700' lateral
    - *Pilot hole logs generated a new, oilier target for these wells*
    - *Fracs scheduled for mid-May, 2018*
    - *Expected proppant concentrations of ~2,000 #/ft (~20% greater than previous Horned Frog wells)*
    - *Production expected mid-June, 2018*

- Lonestar has 27 drilling locations in Horned Frog, very little in Proved Reserves
  - 9 Proved Undeveloped
  - 11 Probable Undeveloped
  - 7 Unbooked at 12/31/2017

10

Karnes County Performance Update Karnes County Well Results Karnes County Leasehold Map In May 2018, LONE placed the Georg #18H / #19H / #20H online (80% WI / 61% NRI) Avg. Lat Length- 6,300’ lateral with 2,040 #/ft proppant (with diverters) Current Test Rates- 1,269 Boe/d Current Test rate by product- 1,121 bbls/d Oil / 79 bbls/d NGL’s / 415 Mcf/d gas Current Hydrocarbon Mix- 89% oil / 6% NGL’s / 5% gas Lonestar Plans to Drill 6 More Wells in the Area in 2018 (80% WI / 61% WI) Est. Avg. Lat Length- 6,000’ lateral Three Additional Wells at Georg Three Additional Wells at Culpepper Internal Rates of Return- 110% IRR at Current Strip Lonestar has 35 drilling locations in the Area 35 Proved Undeveloped LONE Wells Modern Completions Vintage Completions Georg #18,19H,20H

Quarterly Highlights

1Q18 Production by Product



Oil 74%
NGL's 12%
Gas 14%

Product	Volume
Crude Oil	5,740 bbl/d
NGL's	965 bbl/d
Natural Gas	6,435 Mcf/d
Total	**7,777 Boe/d**

First Quarter 2018 Highlights
- Production increased 48%, year-over-year to 7,777 Boe/d
- Lease Operating Expenses back down to $5.92/Boe
- Adjusted EBITDAX increased 103%, year-over-year to $23.4 million

Financial Improvement is Significant And Accelerating
- Refinanced 8 ¾% Notes due April 2019. No Unsecured Maturities until 2023
- Extended Maturity on Senior Secured Facility from October, 2018 to June, 2020
- LQA Debt / EBITDAX has been reduced from 5.4x in 2Q17 to 3.4x in 1Q18
- Lonestar expects significant increase in Borrowing Base in May

2018 New Drills Are Performing Well…
- Hawkeye (Gonzales County)- outperforming 3rd Party projections by 16% through 90 days.
- Horned Frog (LaSalle County)- Max 30 day rates averaged 2,155 Boe/d
- Georg (Karnes County)- flowback started May 7th, early avg. rates >1,250 Boe/d (89% oil)

… And Net Production Is Ramping Quickly, Increasing 2Q18 Guidance…
- April 2018 Production- exceeded 10,000 Boe/d for first time in Lonestar's history
- 2Q18 Production Guidance- 10,000 to 10,500 Boe/d (up 29% to 35% vs. 1Q18)
- 2Q18 EBITDAX Guidance- $27.0 MM to $29.0 MM (up 15% to 24% vs. 1Q18)

… And Increasing Full-Year 2018 Guidance…
- 2018 Production Guidance- Increasing from 10,000 - 10,700 Boe/d to 10,300 - 11,000 Boe/d
- 2018 EBITDAX Guidance- Increasing from $100 MM - $110 MM to $110 - $125 MM

… With Energy Services Locked Up To Execute
- Rigs Under Contract to Drill 2018 Capital Program, with optionality to expand
- Dedicated Frac Spread Up and Running

Executing Plan to Deliver Value to Shareholders
- Implement Geo-Engineered Completion Strategy to Drive Production Results & Returns
- Increase Scale of Business to Expand Margins and Increase Profitability
- Expand Borrowing Base While Rapidly Improving Debt Metrics

= Increase Asset Value and Equity Valuation

12

Lonestar Resources US, Inc. Appendix

Non-GAAP Reconciliation Reconciliation of Non-GAAP Financial Measures   Adjusted EBITDAX (Unaudited) Adjusted EBITDAX is not a measure of net income as determined by GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of the Company’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDAX as net (loss) income before depreciation, depletion, amortization and accretion, exploration costs, non-recurring costs, (gain) loss on sales of oil and natural gas properties, impairment of oil and gas properties, stock-based compensation, interest expense, income tax (benefit) expense, rig standby expense, other income (expense) and unrealized (gain) loss on derivative financial instruments and unrealized (gain) loss on warrants.   Management believes Adjusted EBITDAX provides useful information to investors because it assists investors in the evaluation of the Company’s operating performance and comparison of the results of the Company’s operations from period to period without regard to its financing methods or capital structure. The Company excludes the items listed above from net income in arriving at Adjusted EBITDAX to eliminate the impact of certain non-cash items or because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. The Company’s computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.   The following table presents a reconciliation of Adjusted EBITDAX to the GAAP financial measure of net income (loss) for each of the periods indicated. (1) Interest expense consists of Amortization of finance costs and Dividends paid on Series A Preferred Stock. (2) Represents downtime associated with a drilling rig contract (3) Non-recurring costs consists of Acquisitions Costs and General and Administrative Expenses related to the re-domiciliation to the United States, and listing on the NASDAQ.

Lease Operating Expenses

Financial Statistics & Guidance Quarterly Production – Total Company Quarterly Production – Total Company Net Income ($MM) Adjusted EBITDAX1 ($MM) Note- All 2014 , 2015, 2016, and 2017 figures are unaudited 1 Please see “Non-GAAP Financial Reconciliation” in the Appendix for the definition of Adjusted EBITDAX, a reconciliation of Net Income (loss) to Adjusted EBITDAX, and the reasons for its use. 2One-time charges totaling $34.0 million; 27.1 million impairment for Poplar Leasehold, $2.7 million one time expense related to acquisition, $2.0 warrant discount recognition due to early payment on second lien, $1.1 million prepayment premium on second lien, $0.6 million non-recurring general and administrative costs, $0.5 stock based compensation, offset by $0.5 million previously recognized income tax benefits 2QFP – 2Q17 Proforma Acquisition

Quarterly Production Summary Quarterly Production – Total Eagle Ford Quarterly Production – Western Eagle Ford Quarterly Production – Eastern Eagle Ford Quarterly Production – Central Eagle Ford * Well count reflects unconventional Eagle Ford Shale wells

Current Completion Schedule Current 2018 Schedule 1 Two Horned Frog NW wells added in 3Q18 may contribute approximately 14 days in June 2018 # -

Current Hedge Book

- Since inception, Lonestar has implemented a strategy to reduce the effects of volatility of oil and natural gas prices on the Company's results of operations by securing fixed price contracts for a portion of its expected sales volumes
- Hedging Program focuses on Crude Oil
- In recent months, Lonestar has entered into additional swap agreements, increasing hedges to 93% of Bal ' 18 and 64% of Cal '19 analysts' consensus forecast oil production.

Crude Oil- WTI Hedge Summary

% of Production Hedged	64%	85%	~69%[1]	~93%[2]	~64%[2]	~18%[2]



$55.89
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Volume Hedged (bopd)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ / Bbl
2,698
2,753
3,213
6,565
4,930
1,681
$85.76
$71.02
$53.36
$53.72
$51.21
$53.02
2015
2016
2017
2018
2019
2020
Volume Hedged At YE-17
Weighted Average Hedge Price
Hedges after YE 17
Weighted Average Price with Hedges after Jan. 2018

2018 Hedging Volumes from April – December 2018

Hedge Book at March 31, 2018

Period	Instrument	Volume	Fixed Price
Bal '18	Oil – WTI Swap	1,000 bbls/day	$54.18
Bal '18	Oil – WTI Swap	500 bbls/day	$55.65
Bal '18	Oil – WTI Swap	550 bbls/day	$55.55
Bal '18	Oil – WTI Swap	800 bbls/day	$47.10
Bal '18	Oil- WTI Swap	1,592 bbls/day	$50.17
Bal '18	Oil – 2 way Collar	500 bbls/day	$50.00/$59.45
Bal '18	Oil- WTI Swap	742 bbls/day	$61.48
Cal '19	Oil- WTI Swap	1,536 bbls/day	$48.04
Cal '19	Oil –WTI Swap	1,394 bbls/day	$50.40
Cal '19	Oil-WTI Swap	1,100 bbls/day	$50.90
Cal '19	Oil-WTI Swap	900 bbls/day	$58.25
Cal '20	Oil-WTI Swap	556 bbls/day	$48.90
Cal '20	Oil-WTI Swap	1,124 bbls/day	$55.06

Hedges added after March 31, 2018

Period	Instrument	Volume	Fixed Price
Bal '18	Oil – WTI Swap	921 bbls/day	$69.15

19

Glossary •“bbl” means barrel of oil. • bbls/d means the number of one stock tank barrel, or 42 US gallons liquid volume of oil or other liquid hydrocarbons per day. “Boe” means barrels of oil equivalent, with 6,000 cubic feet of natural gas being equivalent to one barrel of oil. •Boe/d means barrels of oil equivalent per day. “scf” means standard cubic feet. •“btu” means British thermal units. •“M” prefix means thousand. •“MM” prefix means million. •“B” prefix means billion. •“NGL” means Natural Gas Liquids– these products are stripped from the gas stream at 3rd party facilities remote to the field. •“TEV” means total enterprise value •“LTM” means last twelve months •“NTM” means next twelve months •“HBP” means held by production •“EPS” means earnings per share • “Mcf/d” means thousand cubic feet of natural gas per day • “IRR” means our internal rate of return, calculates the interest rate at which the net present value of all the cash flows (both positive and negative) from a project or investment equal zero • “EUR” means gross estimated ultimate recoveries for a single well Note: One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an industry-standard approximate energy equivalency. This is a physical correlation and does not reflect a value or price relationship between the commodities.